                                  EXHIBIT 99.41

[LOGO]POPULAR                   PRELIMINARY SAMPLE                        [LOGO]
      ABS, INC.(SM)             POPULAR ABS 2005-5                        FBR(R)

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

                   COLLATERAL CUTS OF GROUP II SUBPRIME POOL

DEBT-TO INCOME (DTI) DISTRIBUTION


----------------------------------------------------------------------------------------------------------------------------

                         TOTAL BALANCE                            ADJUSTED BALANCE(1)                 WA LOAN
DTI                      AMOUNT              %(2)    FICO         AMOUNT                 %(2)         BALANCE         WAC
----------------------------------------------------------------------------------------------------------------------------
<= 20                       5,612,072.36    1.26%   < 550                 381,440.92     0.09%        187,069.08     7.362
                    ---------------------                    -----------------------           ----------------------------
20.001 - 25.00              8,573,968.54    1.92%   < 550                 953,424.15     0.21%        150,420.50     7.248
                    ---------------------                    -----------------------           ----------------------------
25.001 - 30.00             15,431,506.32    3.46%   < 575               2,661,114.52     0.60%        155,873.80     7.221
                    ---------------------                    -----------------------           ----------------------------
30.001 - 35.00             35,698,232.18    8.00%   < 575               7,310,528.07     1.64%        174,991.33     7.056
                    ---------------------                    -----------------------           ----------------------------
35.001 - 40.00             59,540,966.67   13.34%   < 600              12,976,772.01     2.91%        186,648.80     7.044
                    ---------------------                    -----------------------           ----------------------------
40.001 - 45.00            103,554,941.95   23.21%   < 625              37,952,602.75     8.51%        196,498.94     7.004
                    ---------------------                    -----------------------           ----------------------------
45.001 - 50.00            167,320,755.91   37.50%   < 650             104,277,174.05    23.37%        206,824.17     7.119
                    ---------------------                    -----------------------           ----------------------------
50.001 - 55.00             47,528,916.96   10.65%   < 675              41,161,964.08     9.23%        222,097.74     7.090
                    ---------------------                    -----------------------           ----------------------------
55+                            2,930,468    0.66%   < 700                  2,930,468     0.66%           244,206     7.254
----------------------------------------------------------------------------------------------------------------------------
TOTAL                       446,191,829   100.00%                     210,605,488.60    47.20%        196,473.72     7.084
----------------------------------------------------------------------------------------------------------------------------
          DTI: AVERAGE            42.98                    MIN:                 2.54         MAX:          60.44
                     ------------------                        ---------------------                --------------

                               [RESTUBBED TABLE]



----------------------------------------------------------------------------------------------------------------------------------

               %COVERED BY                                            %W/     CLTV W/       %SFD/     %OWNER       $FULL      %
DTI            MORTGAGE INS.   WA FICO  WA LTV   WA DTI    % IO    PIGGYBACK  PIGGYBACK      PUD        OCC         DOC    CASHOUT
----------------------------------------------------------------------------------------------------------------------------------
<= 20               0.00         632     83.77    16.58    26.20     25.80      88.93       96.15      95.35       71.17    30.91
               -------------------------------------------------------------------------------------------------------------------
20.001 - 25.00      0.00         637     83.49    22.49    27.33     12.94      85.97       85.32      96.45       66.33    64.41
               -------------------------------------------------------------------------------------------------------------------
25.001 - 30.00      0.00         626     82.66    27.61    22.19     19.78      86.61       84.96      96.80       60.05    60.35
               -------------------------------------------------------------------------------------------------------------------
30.001 - 35.00      0.00         633     82.57    32.56    39.69     21.89      86.88       93.57      95.53       66.69    62.78
               -------------------------------------------------------------------------------------------------------------------
35.001 - 40.00      0.00         632     82.71    37.64    32.85     31.41      88.88       87.15      97.77       59.66    57.51
               -------------------------------------------------------------------------------------------------------------------
40.001 - 45.00      0.00         638     83.07    42.56    39.35     31.49      89.30       87.53      97.08       52.23    57.96
               -------------------------------------------------------------------------------------------------------------------
45.001 - 50.00      0.00         633     83.18    47.81    33.53     29.15      88.80       87.04      97.65       53.59    55.45
               -------------------------------------------------------------------------------------------------------------------
50.001 - 55.00      0.00         620     83.71    52.33    24.16     29.61      89.32       80.61      99.12       73.92    65.32
               -------------------------------------------------------------------------------------------------------------------
55+                    -         606        86       56       46        10         88          83        100          91       70
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                  0         632     83.11    42.98    33.76     28.66       88.7       86.99      97.45       58.23    58.08
----------------------------------------------------------------------------------------------------------------------------------


DEBT-TO INCOME (DTI) DISTRIBUTION


-----------------------------------------------------------------------------------------------------------------------------

                    TOTAL BALANCE                            ADJUSTED BALANCE(1)                       WA LOAN
LTV                 AMOUNT                   %(2)    DTI     AMOUNT                       %(2)         BALANCE         WAC
-----------------------------------------------------------------------------------------------------------------------------
<60.00                      8,997,003.44    2.02%   > 50                 799,442.70      0.18%        179,940.07       7.391
                   ---------------------                     ----------------------             -----------------------------
60.01 - 70.00              18,362,669.22    4.12%   > 50               1,289,860.37      0.29%        204,029.66       7.289
                   ---------------------                     ----------------------             -----------------------------
70.01 - 79.99              41,878,660.74    9.39%   > 50               4,196,914.51      0.94%        221,580.22       7.238
                   ---------------------                     ----------------------             -----------------------------
80.00                     208,223,707.39   46.67%   > 50              21,957,117.89      4.92%        189,639.08       6.927
                   ---------------------                     ----------------------             -----------------------------
80.01 - 85.00              37,964,965.98    8.51%   > 50               3,824,899.15      0.86%        219,450.67       7.082
                   ---------------------                     ----------------------             -----------------------------
85.01 - 90.00              62,598,281.27   14.03%   > 50               8,222,157.80      1.84%        212,197.56       7.226
                   ---------------------                     ----------------------             -----------------------------
90.01 - 95.00              19,585,866.43    4.39%   > 50               1,431,386.14      0.32%        201,916.15       7.382
                   ---------------------                     ----------------------             -----------------------------
95.01 - 100.00             48,580,674.47   10.89%   > 50               7,348,021.24      1.65%        174,124.28       7.190
                   ---------------------                     ----------------------             -----------------------------
100+                              -         0.00%   > 50                     -           0.00%             -             -
-----------------------------------------------------------------------------------------------------------------------------
TOTAL                        446,191,829  100.00%                     49,069,799.80     11.00%        196,473.72       7.084
-----------------------------------------------------------------------------------------------------------------------------
              LTV: AVERAGE         83.11   MIN:    25.41                      MAX:      100.00
                           -------------          -------                              --------

                               [RESTUBBED TABLE]



----------------------------------------------------------------------------------------------------------------------------------
                                                                      %W/     CLTV W/                                       %
               %COVERED BY                                         PIGGYBACK  PIGGYBACK    %SFD/     %OWNER              CASHOUT
LTV            MORTGAGE INS.   WA FICO  WA LTV   WA DTI    % IO     SECOND     SECOND      PUD        OCC         %FULL    REFI
----------------------------------------------------------------------------------------------------------------------------------
<= 20               0.00        596.00   53.07    40.64    14.46      0.00      53.07       82.34      97.96       40.57    97.41
               -------------------------------------------------------------------------------------------------------------------
60.01 - 70.00       0.00        586.00   67.40    40.91    20.25     10.47      70.02       80.28      95.06       66.11    87.94
               -------------------------------------------------------------------------------------------------------------------
70.01 - 79.99       0.00        600.00   76.34    42.71    24.51      6.85      77.65       82.41      96.76       60.20    84.06
               -------------------------------------------------------------------------------------------------------------------
80.00               0.00        642.00   80.00    43.60    39.10     59.05      91.46       87.35      98.28       45.47    36.93
               -------------------------------------------------------------------------------------------------------------------
80.01 - 85.00       0.00        607.00   84.45    41.27    30.64      0.00      84.45       83.54      97.11       67.76    82.74
               -------------------------------------------------------------------------------------------------------------------
85.01 - 90.00       0.00        629.00   89.64    43.48    33.79      0.21      89.66       88.28      93.89       65.96    75.91
               -------------------------------------------------------------------------------------------------------------------
90.01 - 95.00       0.00        641.00   94.57    42.28    29.24      0.00      94.57       85.49      99.64       70.30    80.83
               -------------------------------------------------------------------------------------------------------------------
95.01 - 100.00      0.00        663.00   99.72    42.70    31.77      0.00      99.72       94.44      99.31       89.25    56.36
               -------------------------------------------------------------------------------------------------------------------
100+                  -            -       -        -        -          -         -            -         -           -        -
               -------------------------------------------------------------------------------------------------------------------
TOTAL                  0           632   83.11    42.98    33.76     28.66       88.7       86.99      97.45       58.23    58.08
----------------------------------------------------------------------------------------------------------------------------------

(1) Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc. All other cuts except the adjusted balance are only for the main bucket.
(2) Percent of the Aggregate Principal Balance - calculated automatically.


TOP 10 ORIGINATORS                TOP 10 SERVICERS                              TOP 10 MSA                 TOP 10 INVESTOR MSA
-------------------------------   ------------------------------------------    -------------------------  -------------------------
Originator                %(2)    Servicer                              %(2)    MSA                  %(2)  Investor MSA vvv     %(2)
-------------------------------   ------------------------------------------    -------------------------  -------------------------
Equity One             100.00%    Popula/Equity One                  100.00%
-------------------------------   ------------------------------------------    -------------------------  -------------------------

-------------------------------   ------------------------------------------    -------------------------  -------------------------

-------------------------------   ------------------------------------------    -------------------------  -------------------------

-------------------------------   ------------------------------------------    -------------------------  -------------------------

-------------------------------   ------------------------------------------    -------------------------  -------------------------

-------------------------------   ------------------------------------------    -------------------------  -------------------------

-------------------------------   ------------------------------------------    -------------------------  -------------------------

-------------------------------   ------------------------------------------    -------------------------  -------------------------

-------------------------------   ------------------------------------------    -------------------------  -------------------------

-------------------------------   ------------------------------------------    -------------------------  -------------------------

GEOGRAPHIC CONCENTRATION - TOP 5 STATES


------------------------------------------------------------------------------------------------------------------------------------
                    TOTAL BALANCE
                --------------------   WA LOAN                                                 % W/      % OWNER           %
STATE             AMOUNT      %[2]     BALANCE     WA FICO     WA LTV     WA DTI     % IO    PIGGYBACK     OCC         NINA/STATED
------------------------------------------------------------------------------------------------------------------------------------
California      53,651,354   12.02%    311,926       641        80.19      43.78     66.17     39.58       97.05         56.12
              ------------           -----------------------------------------------------------------------------------------------
Florida         45,488,713   10.19%    195,231       638        82.05      43.67     32.88     37.71       96.16         57.94
              ------------           -----------------------------------------------------------------------------------------------
New York        39,290,260    8.81%    322,051       602        78.64      45.15     19.01     19.66       96.51         52.75
              ------------           -----------------------------------------------------------------------------------------------
Michigan        36,417,498    8.16%    136,395       637        85.23      42.41     27.44     36.76       96.86         28.95
              ------------           -----------------------------------------------------------------------------------------------
Maryland        32,071,770    7.19%    258,643       639        84.80      42.71      41.3     21.58       99.42         42.99
------------------------------------------------------------------------------------------------------------------------------------
TOTAL          206,919,594   46.37%  25,402.61       632        81.91      43.61     39.23      32.1       97.09         49.06
------------------------------------------------------------------------------------------------------------------------------------


PRINCIPAL BALANCE

-------------------------------------------------------------------------------------------------------------------------------
                                    TOTAL BALANCE
                               ----------------------                                                  %W/            %
SCHEDULED PRINCIPAL BALANCE       AMOUNT       %(2)      WA FICO      WA LTV       WA DTI     % IO    PIGGYBACK    NINA/STATED
-------------------------------------------------------------------------------------------------------------------------------
0 - $50K                           491,938     0.11%        598        73.65        36.94      0.00      19.50        17.67
                               ------------              -----------------------------------------------------------------------
$50 - $100K                      29,407,658    6.59%        621        83.06        40.04      9.67      35.79        30.12
                               ------------              -----------------------------------------------------------------------
$100 - $300K                    275,434,925   61.73%        629        83.22        42.62     30.22      28.21        36.96
                               ------------              -----------------------------------------------------------------------
$300 - $500K                    122,138,383   27.37%        637        83.36        44.41     43.49      27.85        50.23
                               ------------              -----------------------------------------------------------------------
$500 - $800K                     17,798,925    3.99%        652        80.18        43.50     59.17      31.15        46.91
                               ------------              -----------------------------------------------------------------------
$800 - $1M                          920,000    0.21%        730        80.00        47.00    100.00       0.00         0.00
                               ------------              -----------------------------------------------------------------------
$1M+                                  -        0.00%          0         0.00         0.00      0.00       0.00         0.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                           446,191,829  100.00%        632        83.11        42.98     33.76      28.66        40.44
--------------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL BALANCE: AVERAGE        196,474         MIN:      30,622              MAX:   920,000
                                            --------                 --------                    ---------

DOCUMENTATION TYPE


------------------------------------------------------------------------------------------------------------------------------------
                  TOTAL BALANCE                                                                    % W/                        %
              --------------------           WA LOAN                                             PIGGYBACK     % OWNER      CASHOUT
DOC TYPE        AMOUNT       %(2)    WAC     BALANCE    WA FICO     WA LTV    WA DTI     % IO   SECOND LIENS     OCC          REFI
------------------------------------------------------------------------------------------------------------------------------------
Alt Doc          5,450,408   1.22%  7.264%    287,390      626       82.68     39.31     65.63      22.89       84.80        55.51
              ------------         -------------------------------------------------------------------------------------------------
Full Doc       259,829,637   8.23%  6.951%    184,015      621       84.68     42.86     34.68      19.36       97.69        67.27
              ------------         -------------------------------------------------------------------------------------------------
Lite Doc           440,544   0.10%  6.486%    220,272      693       88.74     38.87      0.00      41.73      100.00        41.73
              ------------         -------------------------------------------------------------------------------------------------
Stated Income  180,461,240  40.44%  7.272%    215,348      647          81        43        32         42          97           45
------------------------------------------------------------------------------------------------------------------------------------
TOTAL          446,191,829 100.00%  7.084%    196,474      632       83.11     42.98     33.76      28.66       97.45        58.08
------------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

------------------------------------------------------------------------------------------------------------------------------------
                            TOTAL BALANCE                                                                         %
                         ------------------    WA LOAN                                      % W/     % OWNER   CASHOUT        %
PROPERTY TYPE              AMOUNT      %(2)    BALANCE  WA FICO   WA LTV   WA DTI   % IO   PIGGYBACK    OCC      REFI    NINA/STATED
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family                28,360,081     6%    272,693     615     79.63    45.75   18.40    21.29      91.75    69.37      55.79
                        ------------          --------------------------------------------------------------------------------------
Condominium               25,429,761     6%    185,619     639     82.27    42.63   41.92    41.98      98.74    47.21      50.06
                        ------------          --------------------------------------------------------------------------------------
Quadruplex                   178,850     0%    178,850     795     68.58    20.34    0.00     0.00       0.00   100.00       0.00
                        ------------          --------------------------------------------------------------------------------------
Row Home                     121,300     0%    121,300     574     90.00    49.00    0.00     0.00     100.00   100.00       0.00
                        ------------          --------------------------------------------------------------------------------------
Single Family Detached   388,161,241    87%    192,827     632     83.39    42.82   34.43    28.48      97.90    57.94      38.65
                        ------------          --------------------------------------------------------------------------------------
Townhouse                  1,372,988           196,141     642     89.24    41.26   43.18     0.00     100.00    66.94      16.75
                        ------------          --------------------------------------------------------------------------------------
Triplex                    2,567,608     1%    320,951     670     84.72    42.25   21.39    23.10      84.93    51.57      64.73
                        ------------------------------------------------------------------------------------------------------------
TOTAL                    446,191,829   100%    196,474     632     83.11    42.98   33.76    28.66      97.45    58.08      40.44
------------------------------------------------------------------------------------------------------------------------------------


PMI - PRIMARY MORTGAGE INSURANCE

--------------------------------------------------------------------------------
                                   TOTAL BALANCE
                            ---------------------------         IS MI DOWN
MORTGAGE INSURANCE               AMOUNT        %(2)             TO 60 LTV
--------------------------------------------------------------------------------
Loans >80 LTV w/MI                                                 NO MI
                            --------------
Loans >80 LTV w/o MI                                                 -
                            --------------
Other                                                                -
-------------------------------------------------------
TOTAL
--------------------------------------------------------------------------------


LOAN PURPOSE

-------------------------------------------------------------------------------------------------------------------------
                              TOTAL BALANCE                                                                       %
                        -------------------------                                                   % W/        OWNER
LOAN PURPOSE               AMOUNT        %(2)         WA FICO     WA LTV      WA DTI    % IO      PIGGYBACK      OCC
--------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout       259,142,383    58.08%         618        83.01      43.06     33.19        14.82       98.27
                         ------------               -----------------------------------------------------------------------
Purchase                  170,041,893    38.11%         654        83.03      42.97     35.27        50.97       96.02
                         ------------               -----------------------------------------------------------------------
Refinance - Rate Term      17,007,553     3.81%         630        85.49      41.81     27.41        16.36       99.28
                         ------------               -----------------------------------------------------------------------
Other                           -         0.00%          -          0.00       0.00      0.00         0.00        0.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL                     446,191,829   100.00%         632        83.11      42.98     33.76        28.66       97.45
--------------------------------------------------------------------------------------------------------------------------


COLLATERAL TYPE - FIXED/FLOATING

------------------------------------------------------------------------------------------------------------------------------------
                             TOTAL BALANCE                                                                      %          %
                        ----------------------                                                    % W/        OWNER     CASHOUT
PRODUCT                    AMOUNT       %(2)     WA FICO      WA LTV       WA DTI     % IO      PIGGYBACK      OCC        REFI
------------------------------------------------------------------------------------------------------------------------------------
ARM 2/28                 223,304,757    50.05%     618         82.60       43.36      0.00        26.98       97.11       57.53
                        ------------             -----------------------------------------------------------------------------------
ARM 2/28 - 60mo IO       114,643,460    25.69%     650         83.54       43.30    100.00        37.99       98.45       53.46
                        ------------             -----------------------------------------------------------------------------------
ARM 3/27                  53,081,133    11.90%     626         83.74       41.74      0.00        22.83       98.58       56.59
                        ------------             -----------------------------------------------------------------------------------
ARM 3/27 - 60mo IO        25,941,717     5.81%     658         84.00       42.14    100.00        26.83       95.11       62.96
                        ------------             -----------------------------------------------------------------------------------
ARM 5/25                  19,158,683     4.29%     641         83.92       42.92      0.00        16.32       94.26       76.38
                        ------------             -----------------------------------------------------------------------------------
ARM 5/25 - 60mo IO        10,062,079     2.26%     681         82.36       39.58    100.00        18.49      100.00       83.32
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    446,191,829   100.00%     632         83.11       42.98     33.76        28.66       97.45       58.08
------------------------------------------------------------------------------------------------------------------------------------

* Fill out complete list of mortgage loans including IO's

LIEN STATUS


------------------------------------------------------------------------------------------------------------------------------------
                              TOTAL BALANCE                                                                                  %
                        -------------------------   WA LOAN                                                    % W/        OWNER
LIEN STATUS               AMOUNT        %(2)        BALANCE      WA FICO     WA LTV      WA DTI    % IO      PIGGYBACK      OCC
------------------------------------------------------------------------------------------------------------------------------------
First Lien              446,191,829    100.00%      196,474        632        83.11       42.98     33.76      28.66        97.45
                       ------------               ----------------------------------------------------------------------------------
Sub Lien                          0      0.00%          -           -           -           -         -          -            -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   446,191,829    100.00%      196,474        632        83.11       42.98     33.76      28.66        97.45
------------------------------------------------------------------------------------------------------------------------------------


OCCUPANCY TYPE

------------------------------------------------------------------------------------------------------------------------------------
                              TOTAL BALANCE                     %                                                               %
                        -------------------------           COVERED BY                                             % W/      CASHOUT
OCCUPANCY TYPE            AMOUNT          %(2)       WAC    MORTGAGE INS.   WA FICO   WA LTV    WA DTI   % IO    PIGGYBACK     REFI
------------------------------------------------------------------------------------------------------------------------------------
Primary Residence      434,829,747.85    97.45%     7.068       0.00          631      83.13     43.03   33.94     29.15      58.57
                      ---------------             ----------------------------------------------------------------------------------
Second Home                159,062.82     0.04%       7.5       0.00          655      90.00     42.10    0.00      0.00       0.00
                      ---------------             ----------------------------------------------------------------------------------
Investment             11,203,018.27      2.51%     7.689       0.00          665      82.51     40.73   27.23     10.10      39.93
                      ---------------             ----------------------------------------------------------------------------------
Other                        -            0.00%       -          -             -         -         -       -         -          -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    446,191,829    100.00%     7.084       0.00          632      83.11     42.98   33.76     28.66      58.08
------------------------------------------------------------------------------------------------------------------------------------


PREPAYMENT PENALTY

-----------------------------------------------------------------------------------------------------
                                       TOTAL BALANCE                                % W/
PREPAYMENT CHARGES TERM AT        -------------------------                       PIGGYBACK
ORIGINATION (MONTHS)                AMOUNT          %(2)             % IO        SECOND LIENS
-----------------------------------------------------------------------------------------------------
0                                  86,270,881       19.33%           22.51           29.85
                                 ------------                      ----------------------------------
6                                     202,071        0.05%            0.00           33.53
                                 ------------                      ----------------------------------
12                                 55,429,073       12.42%           33.19           22.72
                                 ------------                      ----------------------------------
24                                206,454,668       46.27%           38.66           33.99
                                 ------------                      ----------------------------------
36                                 70,560,450       15.81%           33.56           21.29
                                 ------------                      ----------------------------------
60                                 27,274,686        6.11%           34.23           15.66
-----------------------------------------------------------------------------------------------------
TOTAL                             446,191,829      100.00%           33.76           28.66
-----------------------------------------------------------------------------------------------------


COLLATERAL DESCRIPTION BY LOAN GROUP

------------------------------------------------------------------------------------------------------------------------------------

                                    % OF    GROSS    NET     WAM                GROSS      NET     RATE     MAX     MOS TO      %
LOAN GROUP     LOAN TYPE   INDEX    POOL     WAC     WAC    (MOS)   SEASONING   MARGIN    MARGIN   CAPS     RATE     ROLL     FIXED
------------------------------------------------------------------------------------------------------------------------------------
Group 1
------------------------------------------------------------------------------------------------------------------------------------
Group 2
------------------------------------------------------------------------------------------------------------------------------------
Group 3
------------------------------------------------------------------------------------------------------------------------------------
Group 4
------------------------------------------------------------------------------------------------------------------------------------
Group 5
------------------------------------------------------------------------------------------------------------------------------------
Group 6
------------------------------------------------------------------------------------------------------------------------------------
TOTAL
------------------------------------------------------------------------------------------------------------------------------------


SECTION 32 LOANS

--------------------------------------------------------------------------------
                           TOTAL BALANCE
                      ----------------------
                        AMOUNT        %(2)        WA FICO      WA LTV     WA DTI
--------------------------------------------------------------------------------
Section 32 Loans           -         #VALUE!
--------------------------------------------------------------------------------
Total                      -
--------------------------------------------------------------------------------

DISCLAIMER
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

                     COLLATERAL CUTS FOR GROUP II IO LOANS


DEBT-TO INCOME (DTI) DISTRIBUTION

------------------------------------------------------------------------------------------------------------------------------------
                     TOTAL BALANCE
                 --------------------              ADJUSTED BALANCE(1)             WA LOAN            BY
DTI                AMOUNT       %(2)      FICO          AMOUNT           %(2)     BALANCE     WAC    INS.    WA FICO    WA LTV
------------------------------------------------------------------------------------------------------------------------------------
<= 20            1,470,405.01   0.98%    < 550            -              0.00%      294,081    6.695     -      645        82
                -------------                     ----------------------------------------------------------------------------------
20.001 - 25.00   2,343,150.03   1.56%    < 550            -              0.00%      213,014    6.660     -      648        81
                -------------                     ----------------------------------------------------------------------------------
25.001 - 30.00   3,424,250.00   2.27%    < 575                           0.00%   228,283.33    6.362     -      659     83.52
                -------------                     ----------------------------------------------------------------------------------
30.001 - 35.00  14,168,205.56   9.40%    < 575          444,900          0.30%      221,378    6.677     -      671        84
                -------------                     ----------------------------------------------------------------------------------
35.001 - 40.00  19,560,408.87  12.98%    < 600     1,714,867.52          1.14%   224,832.29    6.757       0    647     82.05
                -------------                     ----------------------------------------------------------------------------------
40.001 - 45.00  40,749,101.61  27.05%    < 625     9,100,185.79          6.04%   238,298.84    6.799       0    654     84.49
                -------------                     ----------------------------------------------------------------------------------
45.001 - 50.00  56,104,429.71  37.24%    < 650    28,765,626.99         19.09%   246,072.06    6.841       0    651     83.19
                -------------                     ----------------------------------------------------------------------------------
50.001 - 55.00  11,482,124.02   7.62%    < 675     9,150,257.19          6.07%   302,161.16    6.860       0    649     84.43
                -------------                     ----------------------------------------------------------------------------------
55+                 1,345,182   0.89%    < 700        1,345,182          0.89%      269,036    6.447      -     632        86
------------------------------------------------------------------------------------------------------------------------------------
TOTAL             150,647,257 100.00%             50,521,019.48         33.54%   241,421.89    6.786       0    653     83.54
------------------------------------------------------------------------------------------------------------------------------------


[RESTUBBED TABLE]

------------------------------------------------------------------------------------------------------------------------------------

                                                    % W/            CLTV W/      % SFD/      % OWNER      % FULL         %
DTI                       WA DTI        % IO      PIGGYBACK        PIGGYBACK      PUD          OCC.        DOC        CASHOUT
------------------------------------------------------------------------------------------------------------------------------------
<= 20                        16          100          55               93          85           100         68           28
                       -------------------------------------------------------------------------------------------------------------
20.001 - 25.00               23          100          16               84         100           100         73           73
                       -------------------------------------------------------------------------------------------------------------
25.001 - 30.00            27.41          100          39            91.41       76.97           100      69.25         50.9
                       -------------------------------------------------------------------------------------------------------------
30.001 - 35.00               32          100          29               89          94            94         60           58
                       -------------------------------------------------------------------------------------------------------------
35.001 - 40.00            37.53          100       38.05            89.53       86.05           100       65.2        60.41
                       -------------------------------------------------------------------------------------------------------------
40.001 - 45.00            42.59          100       31.26            90.72       88.58         96.12      58.68        63.42
                       -------------------------------------------------------------------------------------------------------------
45.001 - 50.00            47.83          100       36.14            90.12       88.69         98.92      57.54         53.6
                       -------------------------------------------------------------------------------------------------------------
50.001 - 55.00               52          100       43.38            92.52       87.25           100      57.32        46.75
                       -------------------------------------------------------------------------------------------------------------
55+                          56          100          21               90         100           100         81           58
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     42.85          100       34.77            90.29        88.7         97.98      59.82        57.09
------------------------------------------------------------------------------------------------------------------------------------
        DTI: AVERAGE      42.85                   MIN:      14.18                MAX:          58
                        --------                          ----------                      --------


LOAN-TO- VALUE (LTV) DISTIBUTION

------------------------------------------------------------------------------------------------------------------------------------
                     TOTAL BALANCE
                 --------------------              ADJUSTED BALANCE(1)             WA LOAN              BY
LTV                 AMOUNT       %(2)      DTI           AMOUNT           %(2)     BALANCE       WAC    INS.    WA FICO    WA LTV
------------------------------------------------------------------------------------------------------------------------------------
< 60.00          1,301,171.78    0.86%    > 50             0.00           0.00%     216,861.96   6.437    -         638      52.88
                -------------                      ---------------------------------------------------------------------------------
60.01 - 70.00    3,718,700.04    2.47%    > 50             0.00           0.00%     232,418.75   6.545    -         677      68.19
                -------------                      ---------------------------------------------------------------------------------
70.01 - 79.99   10,264,469.15    6.81%    > 50       746,250.00           0.50%     293,270.55   6.651    -         644      77.12
                -------------                      ---------------------------------------------------------------------------------
80.00           81,419,166.55   54.05%    > 50     6,576,849.50           4.37%     230,649.20   6.786    -         654         80
                -------------                      ---------------------------------------------------------------------------------
80.01 - 85.00   11,630,889.48    7.72%    > 50     1,726,139.99           1.15%     290,772.24   6.390      0       629       84.4
                -------------                      ---------------------------------------------------------------------------------
85.01 - 90.00   21,151,568.63   14.04%    > 50     1,522,299.53           1.01%     261,130.48   6.882      0       647      89.56
                -------------                      ---------------------------------------------------------------------------------
90.01 - 95.00    5,726,791.27    3.80%    > 50       330,999.99           0.22%     286,339.56   7.355      0       663      94.21
                -------------                      ---------------------------------------------------------------------------------
95.01 - 100.00  15,434,499.90   10.25%    > 50     1,801,567.00           1.20%     211,431.51   6.917      0       674      99.94
                -------------                      ---------------------------------------------------------------------------------
100+                  -          0.00%    > 50           -                0.00%         -          -        -        -         -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL             150,647,257  100.00%            12,704,106.01           8.43%     241,421.89   6.786      0       653      83.54
------------------------------------------------------------------------------------------------------------------------------------


[RESTUBBED TABLE]

------------------------------------------------------------------------------------------------------------------------------------

                                                    % W/            CLTV W/      % SFD/      % OWNER                      %
LTV                       WA DTI        % IO      PIGGYBACK        PIGGYBACK      PUD          OCC.       % FULL       CASHOUT
------------------------------------------------------------------------------------------------------------------------------------
< 60.00                   38.99          100          -               52.88         100          100        42.28          100
                  ------------------------------------------------------------------------------------------------------------------
60.01 - 70.00             40.02          100          25              74.75       73.86        83.23        76.18        82.31
                  ------------------------------------------------------------------------------------------------------------------
70.01 - 79.99             41.33          100           7              78.21       86.74        95.13        69.63         83.7
                  ------------------------------------------------------------------------------------------------------------------
80.00                     43.58          100       62.32              92.05       88.26         98.9        46.59        39.56
                  ------------------------------------------------------------------------------------------------------------------
80.01 - 85.00             41.75          100         -                 84.4       84.88          100        90.58        88.45
                  ------------------------------------------------------------------------------------------------------------------
85.01 - 90.00             41.43          100         -                89.56       89.63        95.11        71.84        77.81
                  ------------------------------------------------------------------------------------------------------------------
90.01 - 95.00             44.06          100         -                94.21       79.47          100        35.73        89.45
                  ------------------------------------------------------------------------------------------------------------------
95.01 - 100.00            43.34          100         -                99.94         100          100        89.92        58.16
                  ------------------------------------------------------------------------------------------------------------------
100+                       -              -          -                 -            -             -            -           -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     42.85          100       34.77              90.29        88.7        97.98        59.82        57.09
------------------------------------------------------------------------------------------------------------------------------------
     LTV: AVERAGE      83.54                          MIN:       27.64                           MAX:       100.00
                     ---------                                -----------                                 -----------


OCCUPANCY TYPE

------------------------------------------------------------------------------------------------------------------------------------
                        TOTAL BALANCE
                     -------------------   WA LOAN           % COVERED BY                               % SFD/   % OWNER       %
OCCUPANCY TYPE         AMOUNT      %(2)    BALANCE    WAC    MORTGAGE INS.   WA FICO   WA LTV   WA DTI    PUD       OCC     CASHOUT
------------------------------------------------------------------------------------------------------------------------------------
Primary Residence    147,596,757   97.98%   240,778   6.779          0          652     83.61    42.9    88.59      100      57.37
                    ------------           -----------------------------------------------------------------------------------------
Second Home                         0.00%
                    ------------           -----------------------------------------------------------------------------------------
Investment             3,050,500    2.02%   277,318   7.108          -          686        80      40       94        -         44
                    ------------           -----------------------------------------------------------------------------------------
Non-owner                           0.00%
                    ------------           -----------------------------------------------------------------------------------------
Other                      -        0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                150,647,257  100.00%   241,422   6.786          0          653     83.54   42.85     88.7     97.98     57.09
------------------------------------------------------------------------------------------------------------------------------------

DOCUMENTATION TYPE

------------------------------------------------------------------------------------------------------------------------------------
                        TOTAL BALANCE                                                                                           %
                     ----------------------   WA LOAN           % COVERED BY                               % SFD/   % OWNER  CASHOUT
DOC TYPE              AMOUNT          %(2)    BALANCE    WAC    MORTGAGE INS.   WA FICO   WA LTV   WA DTI    PUD       OCC     REFI
------------------------------------------------------------------------------------------------------------------------------------
Full Doc              90,118,077   0.5982059   229,893   6.553          0         649       84.8    42.55    91.86    97.53    66.62
                     -----------              --------------------------------------------------------------------------------------
Stated Income\Assets  56,945,248   0.3780039   257,671   7.130          0         661       81.5    43.33    84.70    99.05    42.96
                     -----------              --------------------------------------------------------------------------------------
Limited                3,583,931   0.0237902   325,812   7.169          0         633      84.48    42.83    72.78    92.09    42.17
                     -----------              --------------------------------------------------------------------------------------
No Income Disclosed                     -
                     -----------              --------------------------------------------------------------------------------------
Other                                   -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               150,647,257      100.00%   241,422   6.786          0         653      83.54     42.85   88.70    97.98    57.09
------------------------------------------------------------------------------------------------------------------------------------


DISCLAIMER
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.